Exhibit 99.3

                                            SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                             Millions of Dollars
                                                ---------------------------------------- ---------------------------------------
                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
Income (Loss) from Continuing Operations
  Before Accounting Changes
U.S. E&P                                            635     671     701     935   2,942      892                            892
International E&P                                   622     683     719     736   2,760      895                            895
---------------------------------------------------------------------------------------- ---------------------------------------
Total E&P                                         1,257   1,354   1,420   1,671   5,702    1,787                          1,787
---------------------------------------------------------------------------------------- ---------------------------------------

Midstream                                            55      42      38     100     235      385                            385
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. R&M                                            403     734     505     484   2,126      570                            570
International R&M                                    61      84     203     269     617      130                            130
---------------------------------------------------------------------------------------- ---------------------------------------
Total R&M                                           464     818     708     753   2,743      700                            700
---------------------------------------------------------------------------------------- ---------------------------------------

LUKOIL Investment                                     -       -       -      74      74      110                            110

Chemicals                                            39      46      81      83     249      133                            133

Emerging Businesses                                 (22)    (29)    (27)    (24)   (102)      (8)                            (8)

Corporate and Other                                (190)   (218)   (209)   (177)   (794)    (184)                          (184)

---------------------------------------------------------------------------------------- ---------------------------------------
Consolidated                                      1,603   2,013   2,011   2,480   8,107    2,923                          2,923
======================================================================================== =======================================

Cumulative Effect of Accounting Changes
U.S. E&P                                              -       -       -       -       -        -                              -
International E&P                                     -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
Total E&P                                             -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

Midstream                                             -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. R&M                                              -       -       -       -       -        -                              -
International R&M                                     -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
Total R&M                                             -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

LUKOIL Investment                                     -       -       -       -       -        -                              -

Chemicals                                             -       -       -       -       -        -                              -

Emerging Businesses                                   -       -       -       -       -        -                              -

Corporate and Other                                   -       -       -       -       -        -                              -

---------------------------------------------------------------------------------------- ---------------------------------------
Consolidated                                          -       -       -       -       -        -                              -
======================================================================================== =======================================

Income (Loss) from Discontinued Operations
Corporate and Other                                  13      62      (5)    (48)     22      (11)                           (11)
======================================================================================== =======================================


Net Income (Loss)
U.S. E&P                                            635     671     701     935   2,942      892                            892
International E&P                                   622     683     719     736   2,760      895                            895
---------------------------------------------------------------------------------------- ---------------------------------------
Total E&P                                         1,257   1,354   1,420   1,671   5,702    1,787                          1,787
---------------------------------------------------------------------------------------- ---------------------------------------

Midstream                                            55      42      38     100     235      385                            385
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. R&M                                            403     734     505     484   2,126      570                            570
International R&M                                    61      84     203     269     617      130                            130
---------------------------------------------------------------------------------------- ---------------------------------------
Total R&M                                           464     818     708     753   2,743      700                            700
---------------------------------------------------------------------------------------- ---------------------------------------

LUKOIL Investment                                     -       -       -      74      74      110                            110

Chemicals                                            39      46      81      83     249      133                            133

Emerging Businesses                                 (22)    (29)    (27)    (24)   (102)      (8)                            (8)

Corporate and Other                                (177)   (156)   (214)   (225)   (772)    (195)                          (195)

---------------------------------------------------------------------------------------- ---------------------------------------
Consolidated                                      1,616   2,075   2,006   2,432   8,129    2,912                          2,912
======================================================================================== =======================================

                                                                                                                    Page 1 of 11


                                     INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                                Millions of Dollars
                                                ---------------------------------------- ---------------------------------------
                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
Income from Continuing Operations
  Before Income Taxes
U.S. E&P                                            987   1,049   1,057   1,433   4,526    1,388                          1,388
International E&P                                 1,410   1,360   1,654   1,684   6,108    2,020                          2,020
---------------------------------------------------------------------------------------- ---------------------------------------
Total E&P                                         2,397   2,409   2,711   3,117  10,634    3,408                          3,408
---------------------------------------------------------------------------------------- ---------------------------------------

Midstream                                            86      66      62     158     372      449                            449
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. R&M                                            636   1,149     803     772   3,360      901                            901
International R&M                                    79     111     268     356     814      160                            160
---------------------------------------------------------------------------------------- ---------------------------------------
Total R&M                                           715   1,260   1,071   1,128   4,174    1,061                          1,061
---------------------------------------------------------------------------------------- ---------------------------------------

LUKOIL Investment                                     -       -       -      74      74      115                            115

Chemicals                                            49      56      99     109     313      187                            187

Emerging Businesses                                 (34)    (42)    (44)    (34)   (154)     (13)                           (13)

Corporate and Other                                (249)   (279)   (239)   (277) (1,044)    (267)                          (267)

---------------------------------------------------------------------------------------- ---------------------------------------
Consolidated                                      2,964   3,470   3,660   4,275  14,369    4,940                          4,940
======================================================================================== =======================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                                           35.7%   36.0%   33.7%   34.8%   35.0%    35.7%                          35.7%
International E&P                                  55.9%   49.8%   56.5%   56.3%   54.8%    55.7%                          55.7%
---------------------------------------------------------------------------------------- ---------------------------------------
Total E&P                                          47.6%   43.8%   47.6%   46.4%   46.4%    47.6%                          47.6%
---------------------------------------------------------------------------------------- ---------------------------------------

Midstream                                          36.0%   36.4%   38.7%   36.7%   36.8%    14.3%                          14.3%
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. R&M                                           36.6%   36.1%   37.1%   37.3%   36.7%    36.7%                          36.7%
International R&M                                  22.8%   24.3%   24.3%   24.4%   24.2%    18.8%                          18.8%
---------------------------------------------------------------------------------------- ---------------------------------------
Total R&M                                          35.1%   35.1%   33.9%   33.2%   34.3%    34.0%                          34.0%
---------------------------------------------------------------------------------------- ---------------------------------------

LUKOIL Investment                                   n/a     n/a     n/a     0.0%    0.0%     4.3%                           4.3%

Chemicals                                          20.4%   17.9%   18.2%   23.9%   20.4%    28.9%                          28.9%

Emerging Businesses                                35.3%   31.0%   38.6%   29.4%   33.8%    38.5%                          38.5%

Corporate and Other                                23.7%   21.9%   12.6%   36.1%   23.9%    31.1%                          31.1%

---------------------------------------------------------------------------------------- ---------------------------------------
Consolidated                                       45.9%   42.0%   45.1%   42.0%   43.6%    40.8%                          40.8%
======================================================================================== =======================================

                                                                                                                    Page 2 of 11

                            CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                              Millions of Dollars
                                                --------------------------------------------------------------------------------
                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
U.S. E&P
Gain (loss) on asset sales                            -       -       -       -       -       90                             90
Property impairments                                 (3)      -       -      (9)    (12)       -                              -
Tax credit utilization                                -       -      22      28      50        -                              -
Insurance premium adjustment                          -       -       -     (17)    (17)       -                              -
Pending claims and settlements                        -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                              (3)      -      22       2      21       90                             90
---------------------------------------------------------------------------------------- ---------------------------------------

International E&P
Gain (loss) on asset sales                           56     (13)      -       -      43        -                              -
Property impairments                                  -       -      (1)    (29)    (30)       -                              -
Insurance premium adjustment                          -       -       -     (17)    (17)       -                              -
Canada tax law change                                 -      31       -      41      72        -                              -
Pending claims and settlements                        -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                              56      18      (1)     (5)     68        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

Total E&P                                            53      18      21      (3)     89       90                             90
---------------------------------------------------------------------------------------- ---------------------------------------

Midstream
Property impairments                                (12)    (10)      -       -     (22)      (6)                            (6)
DEFS' sale of TEPPCO general partnership              -       -       -       -       -      306                            306
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                             (12)    (10)      -       -     (22)     300                            300
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. R&M
Gain (loss) on asset sales                            -       -       -       -       -       31                             31
Property impairments                                 (5)      -      (6)    (28)    (39)       -                              -
Insurance premium adjustment                          -       -       -      (6)     (6)       -                              -
Pending claims and settlements                        -       -     (34)      -     (34)       -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                              (5)      -     (40)    (34)    (79)      31                             31
---------------------------------------------------------------------------------------- ---------------------------------------

International R&M
Gain (loss) on asset sales                            -       -       -       -       -        -                              -
Property impairments                                  -       -       -       -       -        -                              -
Other                                                 -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                               -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

Total R&M                                            (5)      -     (40)    (34)    (79)      31                             31
---------------------------------------------------------------------------------------- ---------------------------------------

LUKOIL Investment
                                                      -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                               -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

Chemicals
                                                      -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                               -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

Emerging Businesses
                                                      -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                               -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------

Corporate and Other
Property impairments                                  -       -       -       -       -        -                              -
Merger-related expenses                             (14)      -       -       -     (14)       -                              -
Premium on early debt retirement                      -       -     (43)      -     (43)      (8)                            (8)
Other                                                 -       -       -       -       -        -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                             (14)      -     (43)      -     (57)      (8)                            (8)
---------------------------------------------------------------------------------------- ---------------------------------------

Total Company                                        22       8     (62)    (37)    (69)     413                            413
======================================================================================== =======================================

                                                                                                                    Page 3 of 11

                                                             CASH FLOW INFORMATION

                                                                              Millions of Dollars
                                                --------------------------------------------------------------------------------
                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
Cash Flows from Operating Activities
  Income from continuing operations               1,603   2,013   2,011   2,480   8,107    2,923                          2,923
  DD&A and property impairments                     949     932     950   1,131   3,962    1,063                          1,063
  Dry hole costs and leasehold impairments           87     105     150      75     417      109                            109
  Accretion on discounted liabilities                36      41      49      45     171       48                             48
  Deferred income taxes                             360     310     328      27   1,025      123                            123
  Undistributed equity earnings                    (181)    (97)   (263)   (236)   (777)    (805)                          (805)
  Net (gain) loss on asset dispositions             (82)     (6)      6     (34)   (116)    (177)                          (177)
  Other                                              70      65     (30)   (295)   (190)     (78)                           (78)
  Net working capital changes                      (777) (1,101)  1,267      10    (601)     888                            888
  Discontinued operations                             8      14     (55)     (6)    (39)      (5)                            (5)
---------------------------------------------------------------------------------------- ---------------------------------------
Net Cash Provided by
  Operating Activities                            2,073   2,276   4,413   3,197  11,959    4,089                          4,089
---------------------------------------------------------------------------------------- ---------------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                          (1,210) (1,239) (1,248) (1,552) (5,249)  (1,206)                        (1,206)
    Midstream                                        (3)     (2)     (1)     (1)     (7)      (1)                            (1)
    R&M                                            (215)   (278)   (277)   (574) (1,344)    (275)                          (275)
    LUKOIL Investment                                 -       -       -  (2,649) (2,649)    (324)                          (324)
    Chemicals                                         -       -       -       -       -        -                              -
    Emerging Businesses                             (28)    (27)    (19)     (1)    (75)       4                              4
    Corporate and Other                             (25)    (38)    (49)    (60)   (172)     (20)                           (20)
---------------------------------------------------------------------------------------- ---------------------------------------
      Total capital expend. & investments        (1,481) (1,584) (1,594) (4,837) (9,496)  (1,822)                        (1,822)
  Acquisitions - adoption & application of FIN 46     -       -      11       -      11        -                              -
  Proceeds from asset dispositions                  449     905      73     164   1,591       87                             87
  Long-term advances to/collections from
    affiliates and other investments                (44)      9      30     112     107       25                             25
  Discontinued operations                            (1)     (1)      -       1      (1)       -                              -
---------------------------------------------------------------------------------------- ---------------------------------------
Net Cash Used for Investing Activities           (1,077)   (671) (1,480) (4,560) (7,788)  (1,710)                        (1,710)
---------------------------------------------------------------------------------------- ---------------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt                 (722) (1,361)   (221)   (471) (2,775)    (986)                          (986)
  Issuance of stock                                 112      95      62     161     430      155                            155
  Repurchase of stock                                 -       -       -       -       -     (194)                          (194)
  Dividends                                        (294)   (296)   (296)   (346) (1,232)    (348)                          (348)
  Other                                              89      94     (66)     61     178       64                             64
---------------------------------------------------------------------------------------- ---------------------------------------
Net Cash Provided by (Used for)
  Financing Activities                             (815) (1,468)   (521)   (595) (3,399)  (1,309)                        (1,309)
---------------------------------------------------------------------------------------- ---------------------------------------

Effect of Exchange Rate Changes                     (12)      8      47      82     125      (36)                           (36)
---------------------------------------------------------------------------------------- ---------------------------------------

Net Change in Cash
  and Cash Equivalents                              169     145   2,459  (1,876)    897    1,034                          1,034
Cash and cash equivalents
  at beginning of period                            490     659     804   3,263     490    1,387                          1,387
---------------------------------------------------------------------------------------- ---------------------------------------
Cash and Cash Equivalents
  at End of Period                                  659     804   3,263   1,387   1,387    2,421                          2,421
======================================================================================== =======================================

                                                                                                                    Page 4 of 11

                                                                    TOTAL E&P

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
E&P Net Income ($ Millions)                       1,257   1,354   1,420   1,671   5,702    1,787                          1,787
======================================================================================== =======================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                  1,611   1,563   1,484   1,596   1,563    1,600                          1,600
---------------------------------------------------------------------------------------- ---------------------------------------
E&P segment plus LUKOIL Investment segment:       1,611   1,563   1,484   1,755   1,603    1,801                          1,801
---------------------------------------------------------------------------------------- ---------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                                      828     809     733     821     797      822                            822
  Equity affiliates                                 113     104     111     103     108      120                            120
---------------------------------------------------------------------------------------- ---------------------------------------
    Total                                           941     913     844     924     905      942                            942
======================================================================================== =======================================
Sales of crude oil produced (MB/D)                  927     888     875     903     898      940                            940
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas Liquids (MB/D)                           76      79      87      92      84       94                             94
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas (MMCF/D)
  Consolidated                                    3,415   3,299   3,179   3,356   3,312    3,295                          3,295
  Equity affiliates                                   9       4       4       4       5        5                              5
---------------------------------------------------------------------------------------- ---------------------------------------
    Total                                         3,424   3,303   3,183   3,360   3,317    3,300                          3,300
======================================================================================== =======================================

Canadian Syncrude (MB/D)                             23      20      22      20      21       14                             14
---------------------------------------------------------------------------------------- ---------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                        35.23   38.31   43.86   48.29   41.42    49.70                          49.70
  Brent dated                                     31.95   35.36   41.54   44.00   38.21    47.50                          47.50
Natural Gas--Henry Hub 1st of month ($/mcf)        5.69    6.00    5.75    7.07    6.13     6.27                           6.27
---------------------------------------------------------------------------------------- ---------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                                    32.08   35.32   40.41   42.79   37.65    44.89                          44.89
  Equity affiliates                               19.27   25.48   26.19   26.55   24.18    30.38                          30.38
  Total                                           30.44   34.17   38.78   40.96   36.06    43.15                          43.15
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas Liquids ($/bbl)                       25.43   26.71   30.73   35.37   30.02    33.44                          33.44
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas ($/mcf)
  Consolidated                                     4.41    4.43    4.48    5.13    4.62     5.19                           5.19
  Equity affiliates                                3.91    0.31    0.31    0.25    2.19     0.25                           0.25
  Total                                            4.41    4.43    4.48    5.13    4.61     5.19                           5.19
---------------------------------------------------------------------------------------- ---------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                                          67      42      82      51     242       88                             88
  Lease Impairments                                  20      63      68      24     175       20                             20
---------------------------------------------------------------------------------------- ---------------------------------------
    Total Non-Cash Charges                           87     105     150      75     417      108                            108
  Other (G&G and Lease Rentals)                      56      58      55     117     286       63                             63
---------------------------------------------------------------------------------------- ---------------------------------------
Total Exploration Charges                           143     163     205     192     703      171                            171
======================================================================================== =======================================

Depreciation, Depletion and
  Amortization (DD&A) ($ Millions)                  704     720     711     783   2,918      819                            819
---------------------------------------------------------------------------------------- ---------------------------------------

                                                                                                                    Page 5 of 11

                                                                  U.S. E&P

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
U.S. E&P Net Income ($ Millions)                    635     671     701     935   2,942      892                            892
======================================================================================== =======================================

 Alaska ($ Millions)                                403     397     451     581   1,832      532                            532
---------------------------------------------------------------------------------------- ---------------------------------------
 Lower 48 ($ Millions)                              232     274     250     354   1,110      360                            360
---------------------------------------------------------------------------------------- ---------------------------------------

Production
Total U.S. (MBOE/D)                                 659     637     579     642     629      648                            648
---------------------------------------------------------------------------------------- ---------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                            320     307     253     313     298      309                            309
  Lower 48                                           53      52      50      50      51       62                             62
---------------------------------------------------------------------------------------- ---------------------------------------
    Total                                           373     359     303     363     349      371                            371
======================================================================================== =======================================
Sales of crude oil produced (MB/D)                  373     354     312     356     349      386                            386
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                             26      23      19      24      23       24                             24
  Lower 48                                           24      26      26      26      26       27                             27
---------------------------------------------------------------------------------------- ---------------------------------------
    Total                                            50      49      45      50      49       51                             51
======================================================================================== =======================================
 *Includes reinjection volumes sold lease-to-lease:  16      15      10      14      14       13                             13
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas (MMCF/D)
  Alaska                                            185     147     164     163     165      185                            185
  Lower 48                                        1,233   1,226   1,220   1,214   1,223    1,169                          1,169
---------------------------------------------------------------------------------------- ---------------------------------------
    Total                                         1,418   1,373   1,384   1,377   1,388    1,354                          1,354
======================================================================================== =======================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                                   28.00   31.69   35.66   39.53   33.61    38.93                          38.93
---------------------------------------------------------------------------------------- ---------------------------------------
    West Coast                                    32.93   36.53   40.48   44.37   38.47    44.15                          44.15
---------------------------------------------------------------------------------------- ---------------------------------------
  Lower 48                                        31.86   34.39   39.56   42.30   36.95    41.29                          41.29
---------------------------------------------------------------------------------------- ---------------------------------------
  Total U.S.                                      32.78   36.22   40.33   44.08   38.25    43.69                          43.69
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                                          32.93   36.38   40.52   43.78   38.64    44.33                          44.33
---------------------------------------------------------------------------------------- ---------------------------------------
  Lower 48                                        24.19   25.82   29.40   32.80   28.14    30.96                          30.96
---------------------------------------------------------------------------------------- ---------------------------------------
  Total U.S.                                      26.80   28.38   32.22   36.21   31.05    34.68                          34.68
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas ($/mcf)
  Alaska                                           2.54    2.31    2.22    2.23    2.35     1.77                           1.77
---------------------------------------------------------------------------------------- ---------------------------------------
  Lower 48                                         5.00    5.49    5.29    6.04    5.46     5.66                           5.66
---------------------------------------------------------------------------------------- ---------------------------------------
  Total U.S.                                       4.88    5.35    5.19    5.92    5.33     5.45                           5.45
---------------------------------------------------------------------------------------- ---------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                                   118      82     115     107     105      132                            132
---------------------------------------------------------------------------------------- ---------------------------------------
  Sales price per MCF                              4.51    4.80    5.06    5.25    4.90     5.27                           5.27
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                                          32      32      (5)      -      59       74                             74
  Lease Impairments                                  11      11      10      10      42       10                             10
---------------------------------------------------------------------------------------- ---------------------------------------
    Total Non-Cash Charges                           43      43       5      10     101       84                             84
  Other (G&G and Lease Rentals)                      15      19      15      37      86       12                             12
---------------------------------------------------------------------------------------- ---------------------------------------
Total U.S. Exploration Charges                       58      62      20      47     187       96                             96
======================================================================================== =======================================
Alaska Only                                          17      43       7      14      81       85                             85
---------------------------------------------------------------------------------------- ---------------------------------------

DD&A ($ Millions)
    Alaska                                          119     125     122     144     510      133                            133
    Lower 48                                        146     145     157     150     598      219                            219
---------------------------------------------------------------------------------------- ---------------------------------------
      Total U.S.                                    265     270     279     294   1,108      352                            352
======================================================================================== =======================================

                                                                                                                    Page 6 of 11

                                                                   INTERNATIONAL E&P

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
International E&P
  Net Income ($ Millions)                           622     683     719     736   2,760      895                            895
======================================================================================== =======================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                    952     926     905     954     934      952                            952
---------------------------------------------------------------------------------------- ---------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                          215     212     189     211     207      207                            207
    United Kingdom                                   67      64      59      66      64       61                             61
    Canada                                           27      25      24      24      25       23                             23
    China                                            32      28      25      17      25       22                             22
    Indonesia                                        15      14      14      18      15       21                             21
    Vietnam                                          31      31      35      33      33       27                             27
    Timor Sea                                         5      15      29      34      21       36                             36
    Other                                            63      61      55      55      58       54                             54
  Equity affiliates                                 113     104     111     103     108      120                            120
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                             568     554     541     561     556      571                            571
======================================================================================== =======================================
Sales of crude oil produced (MB/D)                  554     534     563     547     549      554                            554
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                              9       8       8       9       8       10                             10
  Canada                                             10      10      10      11      10       10                             10
  Timor Sea                                           -       4      14      16       9       17                             17
  Other                                               7       8      10       6       8        6                              6
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                              26      30      42      42      35       43                             43
======================================================================================== =======================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                          319     303     274     306     301      298                            298
    United Kingdom                                  879     821     720     852     818      824                            824
    Canada                                          428     437     425     442     433      417                            417
    Timor Sea                                        40      32      35      35      35       35                             35
    Indonesia                                       248     237     248     266     250      273                            273
    Vietnam                                          17      15      15      19      16       18                             18
    Other                                            66      81      78      59      71       76                             76
  Equity affiliates                                   9       4       4       4       5        5                              5
---------------------------------------------------------------------------------------- ---------------------------------------
    Total                                         2,006   1,930   1,799   1,983   1,929    1,946                          1,946
======================================================================================== =======================================

Canadian Syncrude (MB/D)                             23      20      22      20      21       14                             14
---------------------------------------------------------------------------------------- ---------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                        32.13   34.72   40.70   41.82   37.55    45.52                          45.52
    United Kingdom                                31.27   34.19   39.57   44.79   37.00    49.47                          49.47
    Canada                                        28.95   30.58   36.16   38.44   32.92    36.96                          36.96
    China                                         29.91   33.02   37.99   32.87   33.31    41.51                          41.51
    Indonesia                                     32.21   36.20   42.71   45.43   39.21    46.51                          46.51
    Vietnam                                       31.76   36.42   41.36   42.94   38.31    47.77                          47.77
    Timor Sea                                     35.49   37.32   46.65   45.95   43.91    47.99                          47.99
    Other                                         30.89   34.87   39.54   39.28   36.05    44.56                          44.56
  Equity affiliates                               19.27   25.48   26.19   26.55   24.18    30.38                          30.38
  Total                                           28.86   32.81   37.92   38.93   34.67    42.77                          42.77
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                                          24.34   24.22   27.79   37.64   28.92    30.63                          30.63
  Canada                                          26.38   28.58   31.15   36.61   30.77    37.37                          37.37
  Timor Sea                                           -   29.13   33.96   37.11   34.94    34.40                          34.40
  Other                                           18.43   18.03   22.76   19.64   19.99    21.34                          21.34
  Total                                           23.53   24.69   29.53   34.59   28.96    32.35                          32.35
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                         4.37    3.99    4.12    4.45    4.24     5.03                           5.03
    United Kingdom                                 4.04    3.47    3.79    4.76    4.03     5.54                           5.54
    Canada                                         4.88    5.01    4.64    5.43    5.00     5.33                           5.33
    Timor Sea                                      0.43    0.45    0.46    0.49    0.46     0.52                           0.52
    Indonesia                                      4.38    4.28    5.02    4.74    4.61     5.08                           5.08
    Vietnam                                        1.10    0.99    1.01    1.05    1.04     1.04                           1.04
    Other                                          0.66    0.59    0.62    0.97    0.69     0.70                           0.70
  Equity affiliates                                3.91    0.31    0.31    0.25    2.19     0.25                           0.25
  Total                                            4.11    3.81    3.98    4.63    4.14     5.03                           5.03
---------------------------------------------------------------------------------------- ---------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                                          35      10      87      51     183       14                             14
  Lease Impairments                                   9      52      58      14     133       10                             10
---------------------------------------------------------------------------------------- ---------------------------------------
    Total Non-Cash Charges                           44      62     145      65     316       24                             24
  Other (G&G and Lease Rentals)                      41      39      40      80     200       51                             51
---------------------------------------------------------------------------------------- ---------------------------------------
Total International Exploration Charges              85     101     185     145     516       75                             75
======================================================================================== =======================================

DD&A ($ Millions)                                   439     450     432     489   1,810      467                            467
---------------------------------------------------------------------------------------- ---------------------------------------

                                                                                                                    Page 7 of 11

                                                                              R&M

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
R&M Net Income ($ Millions)                         464     818     708     753   2,743      700                            700
======================================================================================== =======================================

 United States ($ Millions)                         403     734     505     484   2,126      570                            570
---------------------------------------------------------------------------------------- ---------------------------------------
 International ($ Millions)                          61      84     203     269     617      130                            130
---------------------------------------------------------------------------------------- ---------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)               6.87    9.14    7.00    5.73    7.19     6.40                           6.40
U.S. Gulf Coast Crack Spread ($/bbl)               6.36    9.17    6.33    4.09    6.49     6.37                           6.37
U.S. Group Central Crack Spread ($/bbl)            6.91   11.65    8.09    5.52    8.04     7.92                           7.92
U.S. West Coast Crack Spread ($/bbl)              16.10   24.13   17.92   17.25   18.85    19.61                          19.61
U.S. Weighted 3:2:1 Crack Spread ($/bbl)           8.39   12.60    9.10    7.24    9.33     9.24                           9.24
NW Europe Crack Spread ($/bbl)                     7.78   10.43   11.76   15.24   11.30    11.14                          11.14
Singapore 3:2:1 Crack Spread ($/bbl)              10.33    9.48   13.11   17.22   12.54    13.23                          13.23
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)          0.69    1.83    1.50    1.97    1.50     0.16                           0.16
---------------------------------------------------------------------------------------- ---------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                             7.12    9.88    8.84    8.38    8.56    10.11                          10.11
  International                                    5.51    7.24    9.01   10.78    8.40     7.34                           7.34
---------------------------------------------------------------------------------------- ---------------------------------------
Marketing Margin ($/bbl)
  U.S.                                             1.08    1.49    1.15    1.85    1.39     0.46                           0.46
  International                                    6.50    8.20    7.69    8.13    7.66     5.61                           5.61
---------------------------------------------------------------------------------------- ---------------------------------------

DD&A ($ Millions)                                   186     172     202     212     772      194                            194
---------------------------------------------------------------------------------------- ---------------------------------------

Turnaround Expense ($ Millions)                      59      78      57      73     267      108                            108
---------------------------------------------------------------------------------------- ---------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                       413     375     368     346     375      403                            403
Total Charge Input (MB/D)                           440     421     415     407     421      449                            449
Crude Oil Capacity Utilization (%)                   96%     87%     87%     82%     88%      95%                            95%
Clean Product Yield (%)                              87%     84%     87%     90%     87%      92%                            92%
---------------------------------------------------------------------------------------- ---------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                       699     709     617     689     678      659                            659
Total Charge Input (MB/D)                           774     789     717     779     765      733                            733
Crude Oil Capacity Utilization (%)                   97%     99%     88%     98%     96%      92%                            92%
Clean Product Yield (%)                              79%     75%     78%     82%     78%      73%                            73%
---------------------------------------------------------------------------------------- ---------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)                       601     638     634     583     614      538                            538
Total Charge Input (MB/D)                           636     673     669     614     648      577                            577
Crude Oil Capacity Utilization (%)                   96%    102%     99%     91%     97%      84%                            84%
Clean Product Yield (%)                              83%     83%     85%     84%     84%      86%                            86%
---------------------------------------------------------------------------------------- ---------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)                       392     397     392     387     392      357                            357
Total Charge Input (MB/D)                           409     419     409     409     412      382                            382
Crude Oil Capacity Utilization (%)                  100%    101%     99%     98%     99%      90%                            90%
Clean Product Yield (%)                              81%     81%     82%     83%     82%      80%                            80%
---------------------------------------------------------------------------------------- ---------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)                     2,105   2,119   2,011   2,005   2,059    1,957                          1,957
Total Charge Input (MB/D)                         2,259   2,302   2,210   2,209   2,246    2,141                          2,141
Crude Oil Capacity Utilization (%)                   97%     98%     93%     93%     95%      90%                            90%
Clean Product Yield (%)                              82%     80%     82%     84%     82%      82%                            82%
---------------------------------------------------------------------------------------- ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                          1,059   1,043   1,060   1,072   1,059      968                            968
Distillates                                         604     591     574     619     597      599                            599
Aviation Fuel                                       167     177     164     158     167      166                            166
Other                                               415     489     400     383     422      414                            414
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                           2,245   2,300   2,198   2,232   2,245    2,147                          2,147
======================================================================================== =======================================

Petroleum Products Sales (MB/D)
Gasoline                                          1,315   1,328   1,366   1,415   1,356    1,302                          1,302
Distillates                                         570     538     544     562     553      642                            642
Aviation Fuel                                       178     191     200     195     191      198                            198
Other                                               517     573     553     613     564      461                            461
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                           2,580   2,630   2,663   2,785   2,664    2,603                          2,603
======================================================================================== =======================================

                                                                                                                    Page 8 of 11


                                                                    R&M (continued)

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
International - Consolidated - United Kingdom and Ireland
Crude Oil Charge Input (MB/D)                       289     197     291     298     269      294                            294
Total Charge Input (MB/D)                           299     216     300     308     280      307                            307
Crude Oil Capacity Utilization (%)                   94%     64%    100%    102%     90%     101%                           101%
Clean Product Yield (%)                              84%     81%     83%     81%     82%      79%                            79%
---------------------------------------------------------------------------------------- ---------------------------------------

International - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)                       120     112     134     140     127      134                            134
Total Charge Input (MB/D)                           121     113     138     145     130      137                            137
Crude Oil Capacity Utilization (%)                   87%     81%     99%    103%     92%      98%                            98%
Clean Product Yield (%)                              82%     83%     81%     81%     82%      83%                            83%
---------------------------------------------------------------------------------------- ---------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)                       409     309     425     438     396      428                            428
Total Charge Input (MB/D)                           420     329     438     453     410      444                            444
Crude Oil Capacity Utilization (%)                   92%     69%     99%    102%     91%     100%                           100%
Clean Product Yield (%)                              84%     82%     82%     81%     82%      80%                            80%
---------------------------------------------------------------------------------------- ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                            124     109     138     144     129      141                            141
Distillates                                         181     136     190     190     174      186                            186
Aviation Fuel                                        24      16      22      25      22       21                             21
Other                                                81      57      89      94      80       95                             95
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                             410     318     439     453     405      443                            443
======================================================================================== =======================================

Petroleum Products Sales (MB/D)
Gasoline                                            185     180     173     180     180      185                            185
Distillates                                         228     184     207     222     210      221                            221
Aviation Fuel                                         6       9      10       8       8        7                              7
Other                                                82      67      82      83      79       82                             82
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                             501     440     472     493     477      495                            495
======================================================================================== =======================================


Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)                     2,514   2,428   2,436   2,443   2,455    2,385                          2,385
Total Charge Input (MB/D)                         2,679   2,631   2,648   2,662   2,656    2,585                          2,585
Crude Oil Capacity Utilization (%)                   96%     93%     94%     94%     94%      92%                            92%
Clean Product Yield (%)                              82%     80%     82%     84%     82%      82%                            82%
---------------------------------------------------------------------------------------- ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                          1,183   1,152   1,198   1,216   1,188    1,109                          1,109
Distillates                                         785     727     764     809     771      785                            785
Aviation Fuel                                       191     193     186     183     189      187                            187
Other                                               496     546     489     477     502      509                            509
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                           2,655   2,618   2,637   2,685   2,650    2,590                          2,590
======================================================================================== =======================================

Petroleum Products Sales (MB/D)
Gasoline                                          1,500   1,508   1,539   1,595   1,536    1,487                          1,487
Distillates                                         798     722     751     784     763      863                            863
Aviation Fuel                                       184     200     210     203     199      205                            205
Other                                               599     640     635     696     643      543                            543
---------------------------------------------------------------------------------------- ---------------------------------------
  Total                                           3,081   3,070   3,135   3,278   3,141    3,098                          3,098
======================================================================================== =======================================
 * Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;  16.33 percent interest in two refineries in
   Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

                                                                                                                    Page 9 of 11


                                                       LUKOIL INVESTMENT

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
LUKOIL Investment
  Net Income ($ Millions)                             -       -       -      74      74      110                            110
======================================================================================== =======================================

Upstream
Production*
Net crude oil production (MB/D)                       -       -       -     150      38      190                            190
Net natural gas production (MMCF/D)                   -       -       -      51      13       67                             67
BOE Total (MBOE/D)                                    -       -       -     159      40      201                            201
---------------------------------------------------------------------------------------- ---------------------------------------
 * Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Medium)                            -       -       -   38.82   38.82    43.21                          43.21
---------------------------------------------------------------------------------------- ---------------------------------------

Downstream
Refinery Throughput*
Crude Processed (MB/D)                                -       -       -      77      19       92                             92
---------------------------------------------------------------------------------------- ---------------------------------------
 * Represents our estimated net share of LUKOIL's crude processed.



                                                                MIDSTREAM

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
Midstream Net Income ($ Millions)                    55      42      38     100     235      385                            385
======================================================================================== =======================================

U.S. Equity Affiliate ($ Millions)*                  33      33      26      51     143      359                            359
---------------------------------------------------------------------------------------- ---------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                      54      24      28      23      32       23                             23
  International                                      47      33      49      49      45       53                             53
Equity Affiliates
  United States*                                    109     112     111     113     111      110                            110
  International                                       6       5       6       7       6        6                              6
---------------------------------------------------------------------------------------- ---------------------------------------
Total                                               216     174     194     192     194      192                            192
======================================================================================== =======================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States*                                      158     144     145     140     147      149                            149
International                                        63      43      62      62      58       64                             64
---------------------------------------------------------------------------------------- ---------------------------------------
Total                                               221     187     207     202     205      213                            213
======================================================================================== =======================================
 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                    25.68   26.42   31.03   34.40   29.38    31.95                          31.95
  DEFS                                            24.81   25.61   30.27   33.69   28.60    30.61                          30.61
---------------------------------------------------------------------------------------- ---------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                                    13       9      11      10      43        9                              9
---------------------------------------------------------------------------------------- ---------------------------------------


                                                                CHEMICALS

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)                     39      46      81      83     249      133                            133
======================================================================================== =======================================

Industry Margins (Cents/Lb)*
Ethylene industry cash margin                      9.38   10.70    8.27   12.22   10.14    18.11                          18.11
HDPE industry contract sales margin                9.43    9.21    9.23   11.68    9.89    12.09                          12.09
Styrene industry contract sales margin            13.06   13.33   13.73   13.40   13.38    13.91                          13.91
---------------------------------------------------------------------------------------- ---------------------------------------
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

                                                                                                                   Page 10 of 11

                                                                EMERGING BUSINESSES

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)                    (22)    (29)    (27)    (24)   (102)      (8)                            (8)
======================================================================================== =======================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                                 (4)     (4)     (3)     (7)    (18)      (2)                            (2)
Gas-to-Liquids                                       (9)     (7)     (9)     (8)    (33)      (7)                            (7)
Power                                                (4)    (16)     (8)     (3)    (31)       2                              2
Other                                                (5)     (2)     (7)     (6)    (20)      (1)                            (1)
---------------------------------------------------------------------------------------- ---------------------------------------
Total                                               (22)    (29)    (27)    (24)   (102)      (8)                            (8)
======================================================================================== =======================================




                                                                     CORPORATE AND OTHER

                                                                   2004                                     2005
                                                ---------------------------------------- ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                ---------------------------------------- ---------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)                   (177)   (156)   (214)   (225)   (772)    (195)                          (195)
======================================================================================== =======================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                               (113)   (143)   (149)   (109)   (514)    (101)                          (101)
Corporate overhead                                  (48)    (52)    (51)    (61)   (212)     (58)                           (58)
Discontinued operations                              13      62      (5)    (48)     22      (11)                           (11)
Merger-related costs                                (14)      -       -       -     (14)       -                              -
Accounting change                                     -       -       -       -       -        -                              -
Other                                               (15)    (23)     (9)     (7)    (54)     (25)                           (25)
---------------------------------------------------------------------------------------- ---------------------------------------
Total                                              (177)   (156)   (214)   (225)   (772)    (195)                          (195)
======================================================================================== =======================================


Before-Tax Net Interest Expense ($ Millions)
Interest expense                                   (260)   (263)   (222)   (231)   (976)    (226)                          (226)
Capitalized interest                                115     104     121      90     430       88                             88
Interest revenue                                     16      12       8      11      47       25                             25
Receivables monetization related                     (1)     (1)      3       1       2       (1)                            (1)
Premium on early debt retirement                      -       -     (58)      -     (58)      (9)                            (9)
---------------------------------------------------------------------------------------- ---------------------------------------
                                                   (130)   (148)   (148)   (129)   (555)    (123)                          (123)
======================================================================================== =======================================

Debt
Total Debt ($ Millions)                          17,109  15,619  15,486  15,002  15,002   14,012                         14,012
Debt-to-Capital Ratio                                32%     29%     28%     26%     26%      23%                            23%
---------------------------------------------------------------------------------------- ---------------------------------------


                                                                                                                   Page 11 of 11